September 30, 2024

FullerThaler Behavioral Small–Mid Core Equity Fund

A Shares – FTSAX

C Shares – FTWCX

Investor Shares - [*]

Institutional Shares - FTSIX

R6 Shares - FTSFX

A series of the Capitol Series Trust (the “Trust”)

* Shares listed above denoted with (*) will be registered and offered for sale at a later date.

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information,

Each Dated January 29, 2024

Sale of Shares – FullerThaler Behavioral Small-Mid Core Equity Fund

Effective October 7, 2024, C Shares (TICKER: FTWCX) and R6 Shares (TICKER: FTSFX) of the FullerThaler Behavioral Small-Mid Core Equity Fund will be offered for sale.

To Place Buy or Sell Orders

By mail:          FullerThaler Behavioral Small-Mid Core Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Please refer to the Prospectus of the FullerThaler Behavioral Small-Mid Core Equity Fund for additional information regarding buying and selling shares.

Further Information

For further information, please contact the Funds toll-free at 1-888-912-4562. You may also obtain additional copies of each Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at www.fullerthalerfunds.com.